First American Investment Funds, Inc.

Statement of Additional Information Supplement
dated May 28, 2004

This information supplements the Statement of Additional Information of First American Investment Funds, Inc. dated January 31, 2004, as supplemented February 19, 2004 (the “SAI”).
This Supplement and the SAI constitute a current SAI.
To request a copy of the SAI, please call 800-677-FUND.

        Effective immediately, the first full paragraph of the section “Reducing Sales Charges – Sales of Class A Shares at Net Asset Value” on pages 126-127 of the SAI is revised to read as follows:

        “Purchases of a Fund’s Class A Shares by the Advisor, the Sub-Advisor, any of their affiliates, or any of their or FAIF’s officers, directors, employees, retirees, sales representatives and partners, registered representatives of any broker-dealer authorized to sell Fund shares, and full-time employees of FAIF’s counsel, and members of their immediate families (i.e., parent, child, spouse, sibling, step or adopted relationships, grandparent, grandchild and UTMA accounts naming qualifying persons), may be made at net asset value without a sales charge. A Fund’s Class A Shares also may be purchased at net asset value without a sales charge by fee-based registered investment advisors, financial planners and registered broker-dealers who are purchasing shares on behalf of their customers and by purchasers through “one-stop” mutual fund networks through which the Funds are made available. Class A Shares may be purchased at net asset value without a sales charge by investors participating in asset allocation “wrap” accounts offered by the Advisor or any of its affiliates, and by retirement and deferred compensation plans and the trusts used to fund such plans (including, but not limited to, those defined in Sections 401(k), 403(b) and 457 of the Internal Revenue Code and “rabbi trusts”), which plans and trusts purchase through “one-stop” mutual fund networks, or for which an affiliate of the Advisor acts as trustee or administrator. In addition, purchases of Class A Shares for an investor’s medical savings account for which U.S. Bank or an affiliate serves in a custodian capacity may be made at net asset value without a sales charge.”